PIMCO Managed Accounts Trust

Supplement dated June 2, 2025 to the Fixed Income SHares (FISH) Prospectus and

Statement of Additional Information dated April 30, 2025,

as supplemented from time to time (the “Prospectus”)

Disclosure Related to the Fixed Income SHares: Series R (“FISH: Series R”) Portfolio (the “Portfolio”)

Pacific Investment Management Company LLC (“PIMCO”) has announced that Steve Rodosky will retire from PIMCO effective December 31, 2025. Mr. Rodosky will continue to serve as a portfolio manager of the Portfolio until December 31, 2025 or such earlier date(s) to be disclosed in a subsequent supplement.

Investors Should Retain This Supplement for Future Reference

PMAT_SUPP1_060225

PIMCO Managed Accounts Trust

Supplement dated June 2, 2025 to the Fixed Income SHares (FISH) Prospectus

dated April 30, 2025, as supplemented from time to time (the “Prospectus”)

Disclosure Related to the Fixed Income SHares: Series R (“FISH: Series R”) Portfolio (the “Portfolio”)

Effective immediately, the Portfolio’s portfolio is jointly and primarily managed by Mike Cudzil, Steve Rodosky, and Daniel He. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section of the Portfolio’s Portfolio Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly and primarily managed by Mike Cudzil, Steve Rodosky and Daniel He. Messrs. Cudzil and Rodosky are Managing Directors and portfolio managers in PIMCO’s Newport Beach office. Mr. He is an Executive Vice President and portfolio manager in PIMCO’s Newport Beach office. Mr. Cudzil has managed the Portfolio since June 2025. Mr. Rodosky has managed the Portfolio since January 2019. Mr. He has managed the Portfolio since December 2019.

In addition, effective immediately, disclosure concerning the Portfolio’s portfolio managers in the table in the “Management of the Portfolios—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Portfolio	Portfolio Manager(s)	Since	Recent Professional Experience
FISH: Series C FISH: Series M FISH: Series R	Mike Cudzil	10/22 10/22 6/25

Managing Director, PIMCO. Mr. Cudzil is a generalist portfolio manager based in the Newport Beach office. He is a rotating member of the PIMCO Investment Committee and co-chair of the Americas portfolio committee. As portfolio manager across multi-sector fixed income mandates, Mr. Cudzil also serves as a senior member of the Total Return portfolio management team, co-lead of the liability-driven investment portfolio management team, and co-lead of the agency MBS portfolio management team. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura. He has investment experience since 1997 and holds a bachelor’s degree in political science from the University of Pennsylvania.

FISH: Series R	Daniel He	12/19

Executive Vice President, PIMCO. Mr. He is a portfolio manager in the Newport Beach office. He is a member of the liquid products group specializing in real return and mortgage-backed securities and serves as a member of Americas portfolio committee. Previously, he was a member of the global rates desk focusing on government bonds, foreign exchange, and interest rate derivatives. Prior to joining PIMCO in 2011, he structured and traded derivative strategies for a global macro hedge fund. He has investment experience since 2005 and holds an MBA from the University of Chicago Booth School of Business. He also holds a master’s degree in financial engineering and an undergraduate degree in computer science from the National University of Singapore.

Portfolio	Portfolio Manager(s)	Since	Recent Professional Experience
FISH: Series R	Steve Rodosky	1/19

Managing Director, PIMCO. Mr. Rodosky is a portfolio manager in the Newport Beach office for real return and U.S. long duration strategies. He leads the rates liquid products team and also leads talent management for portfolio management in the U.S. Prior to joining PIMCO in 2001, Mr. Rodosky was vice president of institutional sales with Merrill Lynch. He has investment experience since 1995 and holds a master’s degree in financial markets from Illinois Institute of Technology. He received an undergraduate degree from Villanova University.

Investors Should Retain This Supplement for Future Reference

PMAT_SUPP2_060225

PIMCO Managed Accounts Trust

Supplement dated June 2, 2025 to the Statement of Additional Information

dated April 30, 2025, as supplemented from time to time (the “SAI”)

Disclosure Related to the Fixed Income SHares: Series R (“FISH: Series R”) Portfolio (the “Portfolio”)

Effective immediately, the Portfolio’s portfolio is jointly and primarily managed by Mike Cudzil, Steve Rodosky and Daniel He.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI. In addition, effective immediately, the following sentence is added to the end of the paragraph immediately preceding the above-mentioned table:

Effective June 2, 2025, FISH: Series R is jointly and primarily managed by Mike Cudzil, Steve Rodosky and Daniel He.

In addition, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement for Future Reference

PMAT_SUPP3_060225